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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of Earliest Event) February 25, 1999


                            Marvel Enterprises, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                            1-13638                      13-3711775
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(State or Other                    (Commission                  (I.R.S. Employer
Jurisdiction of                    File Number)                   Identification
Incorporation)                                                              No.)


                387 Park Avenue South, New York, New York 10016
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             (Address of Principal Executive Offices)  (Zip Code)


                                 (212) 696-0808
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              (Registrant's Telephone Number, Including Area Code)


                  685 Third Avenue, New York, New York 10017
________________________________________________________________________________
         (Former Name or Former Address, If Changed Since Last Report.)




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ITEM 5.   Other Events.

This Current Report on Form 8-K contains the Registrant's consolidated financial statements for the year ended December 31, 1998 with certain revised footnotes that reflect the Registrant's completion, as previously disclosed, of a $250 million senior notes offering and the Registrant's repayment, on February 25, 1999, of all outstanding balances under its bridge loan. This Current Report on Form 8-K also contains a re-issued report by the Registrant's independent auditors on the Registrant's consolidated financial statements for the year ended December 31, 1998. The independent auditors' original report, included in
Exhibit 99.4 to the Registrant's Current Report on Form 8-K dated February 23, 1999, explained that certain conditions raised substantial doubt about the Registrant's ability to continue as a going concern. The re-issued report, included in Exhibit 99.1 hereto, explains that the conditions that raised substantial doubt about the Registrant's ability to continue as a going concern no longer exist.


ITEM 7.   Financial Statements and Exhibits.

(c)  Exhibits.

99.1 Audited consolidated financial statements and the notes thereto for the three year period ended December 31, 1998.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MARVEL ENTERPRISES, INC.
                              (Registrant)


Date:  March 10, 1999

                              By: /s/ William H. Hardie, III
                                  --------------------------
                              Name:   William H. Hardie, III
                              Title:  Executive Vice President,
                                      Business Affairs